UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2010

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5250-140th Avenue North Clearwater, Florida 33760
(Address of principal executive officers) (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 2, 2010, Technology Research Corporation, a Florida corporation (“we”, “our”, or “TRC”) entered into a Stock Purchase Agreement (the “Agreement”) with Hosea Partners, Ltd., Roger M. Boatman, as trustee of the Roger M. Boatman Trust, and Melvin R. Hall and Elsa G. Hall (the “Selling Shareholders”), whereby TRC will acquire 100% of the issued and outstanding shares (the “Shares”) of common stock of Patco Electronics, Inc., a Titusville, Florida based manufacturer of electronic products that enhance the performance of battery products (“Patco”).  Pursuant to the terms of the Agreement, we will acquire the Shares for an aggregate purchase price of $7,500,000, consisting of $5,000,000 in cash and 674,949 shares of our common stock, $.51 par value (the “TRC Shares”).  The TRC Shares to be issued to the Selling Shareholders will be restricted shares sold and issued pursuant to an exempt transaction under federal and state securities laws.  The TRC Shares will vest annually in equal increments over a three year period.  The number of TRC Shares issued at closing of the purchase transaction will be determined based upon the average per-share closing price of our common stock for the five day period immediately preceding the date of the Press Release referenced in Exhibit 99.1 herein.

As additional contingent consideration for the purchase of the Shares, TRC has agreed to pay Selling Shareholders an amount equal to nine percent (9%) of the additional revenues received and collected from the sale of Patco’s battery and charger products over the sum of $6,000,000, determined on an annual basis, commencing the day after the closing (“Additional Payment”).  No Additional Payments will be made for any twelve month period commencing on the third anniversary date of the purchase of the Shares.  Our agreement to make an Additional Payment is subject to certain rights of set-off for any indemnification claims we may have against the Selling Shareholders.

The Agreement contains customary representations, warranties and covenants, and is subject to customary closing conditions, including, but not limited to, the following:

(a)           at the closing, the Selling Shareholders shall deliver or cause to be delivered to us the certificates representing the Shares in proper form for transfer to us, which certificates shall represent not less than 100% of the shares of common stock of Patco;

(b)           the resignation of all of Patco’s officers and directors at closing;

(c)           the delivery of an Indemnity Escrow Agreement, Employment Agreements of Patco’s key employees and Lease Agreement for Patco’s manufacturing and office facility;

(d)           necessary consents and approvals authorizing the sale of the Shares to TRC;

(e)           the delivery of a Joinder Agreement executed by Patco’s controlling shareholder and an entity to be formed that will receive and distribute the proceeds of the acquisition pursuant to which such parties will serve as an indemnifying party under the terms of the Agreement;

(f)           At the closing, Patco shall deliver or cause to be delivered to TRC true, correct and complete copies of the stock ledger, minute book, corporate seal and books and records of Patco;

(g)           delivery by TRC of the purchase price for the Shares, consisting of cash and the TRC Shares; and

(h)           the representations and warranties made by the Selling Shareholders in the Agreement shall be true and correct in all material respects as of the date of closing, and the Selling Shareholders shall have performed all obligations and conditions required under the Agreement to be performed or observed by them on or prior to date of closing.

Subject to closing conditions included in the Agreement, we expect that the purchase transaction will close on March 31, 2010.  No material relationship is known to exist between Patco and TRC, or any affiliate of TRC, or the Selling Shareholders and TRC.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed with this report as Exhibit 10.1 and incorporated herein by reference.  A copy of the press release announcing the execution of the Agreement is filed with this report as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the TRC Shares in connection with the Agreement is expected to be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, based upon appropriate representations and certifications that TRC has obtained, or will obtain prior to issuance, from the Selling Shareholders receiving such shares.  In accordance with the terms of a Registration Rights Agreement, TRC will agree to file a registration statement with the U.S. Securities and Exchange Commission to permit the resale of the TRC Shares by the Selling Shareholders once the shares become fully vested.  In addition, in the event that we file a registration statement to register any of our shares under the Securities Act of 1933, as amended, we have agreed to include the TRC Shares in this registration statement.  The Registration Rights Agreement contains terms and conditions that are standard for a transaction of this nature.

Item 7.01. Regulation FD Disclosure.

On March 2, 2010, TRC announced the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibits 10.1 and 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by TRC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                                      Description

10.1
Stock Purchase Agreement, dated as of March 2, 2010, by and among Technology Research Corporation and Hosea Partners, Ltd., Roger Boatman, as trustee of the Roger M. Boatman Trust, and Melvin R. Hall and Elsa G. Hall, as joint tenants with right of survivorship*

99.1	Press Release dated March 2, 2010

*All exhibits and schedules to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TRC will furnish the omitted exhibits and schedules to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  March 3, 2010                                                            By: /s/ Thomas G. Archbold
Name:  Thomas G. Archbold
Title:  Chief Financial Officer